Exhibit 10.2
LOAN AGREEMENT
HEALTHSPORT, INC.
This Loan Agreement (the “Agreement”) dated March 8, 2011 is made and entered into by and between HealthSport, Inc., a Delaware corporation (the “Company”) and DONALD N. RASKIN and SHARON L. RASKIN, as Trustees of the RASKIN FAMILY TRUST, u/t/a dated January 18, 2008, if and as amended, DONALD N. RASKIN and SHARON L. RASKIN, as Settlors, and all successor trustees, individuals residing in the State of Arizona, or his registered assigns, (the “Lender”).
RECITALS
A. Pursuant to that promissory note dated January 6, 2011, Lender advanced the sum of One Hundred and Eighty Thousand and No/100 dollars ($180,000.00) to Corporation (the “January Note”). As of the date of this Agreement, the outstanding balance of the January Note is Two Hundred Thousand and No/100 Dollars ($200,000.00).
B. The January Note matured in accordance with its terms. The Company and Lender now desire to restructure the terms of the January Note and provide for the advance of additional funds to the Company by Lender.
C. The Company and Lender desire to memorialize their understanding with respect to the January Note and the new funds to be advanced by Lender.
AGREEMENTS
NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, and intending to be legally bound, the Lender and the Company agree as follows:
Section 1. Loan. The Lender hereby agrees to lend to the Company, and the Company hereby agrees to borrow from Lender the sum of Six Hundred Thousand and No/100 Dollars ($600,000.00) representing the advance of Four Hundred Thousand and No/100 Dollars ($400,000.00) in additional funds plus the balance due on the January Note (the “Loan”). The Loan is to be evidenced by, among other things, that secured, convertible promissory note in the principal amount of Six Hundred Thousand and No/100 Dollars ($600,000.00) bearing interest at the rate of twelve percent (12%) per annum, convertible into shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), in the form attached hereto as Exhibit A (the “Note”). The Common Stock issued pursuant to any conversion of the Note and the warrants issued to the Lender pursuant to the January Note (the “Warrants”) and the Common Stock underlying the Warrants shall be collectively referred to herein as the “Securities.” The Lender and the Company are executing and delivering this Agreement and the Securities in accordance with and in reliance upon one or more of the exemptions from securities registration afforded by United States Securities Act of 1933, as amended (the “Securities Act”), and by the rules and regulations promulgated thereunder, including without limitation Securities Act Section 4(2) , Securities Act Section 4(6) and/or Regulation D, and upon such other exemptions from such registration requirements as may be available under applicable law.
Section 2. Security Agreement: Subordination. Simultaneously with the execution and delivery of this Agreement and the Note, Company shall execute and deliver to Lender a Security Agreement in the form attached hereto as Exhibit B (the “Security Agreement”). Pursuant to the Security Agreement, the Company grants and conveys to Lender a security interest in and to all of the Company’s accounts, chattel paper, contract rights, commissions, notes, securities and other forms of receivables, general intangibles and pending patents and all other assets of any kind of the Company, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired and the rents, profits, proceeds and issues therefrom. The Company hereby authorizes Lender to file and/or record, as deemed necessary by Lender in Lender’s sole and absolute discretion, a financing statement with the appropriate filing authorities. The Note shall be subordinate only to the Senior Debt (as defined in Section 7(g)).
Section 3. Cancellation of January Note. Upon full execution and delivery of this Agreement, all other documents required to be executed by the Company, and the receipt by Lender of the original executed Note, the January Note shall be deemed paid in full. Lender shall acknowledge such payment in writing, if requested by Company. Provided, however, that the Warrants granted to Lender pursuant to the terms of the January Note shall survive the cancellation and payment in full of the January Note, and are hereby ratified and reaffirmed, and remain in full force and effect pursuant to their terms notwithstanding the satisfaction of the January Note.
Section 4. Closing. The closing of the transactions contemplated by this Agreement and the Note shall take place upon satisfaction or waiver of each of the conditions to closing identified in Section 8 herein, including without limitation the funding of the Loan by Lender and the receipt by Lender of the original Note, fully executed by the Company available funds (the “Closing”). The date of the Closing shall be referred to herein as the “Closing Date.”
Section 5. Reservation of Warrants and Conversion Shares. For so long as the Note and the Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized and reserved for the purposes of issuance, 100% of the aggregate number of shares of Common Stock as would be required to be issued by the Company upon exercise by the Lender of its rights under the Warrants and of conversion according to the terms of the January Note, the Note and this Agreement.
Section 6. Lender Representations. The Lender hereby represents and warrants to the Company, effective as of the date of this Agreement and at Closing, as follows:
a)
The Lender is an or entity duly organized and validly existing under the laws of the state of its formation and has the power and authority to own and operate the properties and assets now owned and operated by it.

b)
The execution and delivery of this Agreement and the Note and consummation of the transactions contemplated thereby has been duly authorized by all necessary action of the Lender and does not conflict with the terms of the trust, organization or operating agreement or with any other material agreements of the Lender.

c)
The Lender is relying solely on the information filed by the Company with the United States Securities and Exchange Commission (the “SEC”) or contained in this Agreement, which the Lender acknowledges it has received, read and understood the terms contained herein and is not relying upon any oral representations in making the decision to acquire the Securities.

d)
The Lender has carefully reviewed and understands the risks of, and other consideration relating to, the acquisition of the Securities, including without limitation the risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC.

e)
The Lender is an accredited investor under applicable law, is familiar with the risks inherent in speculative investments such as in the Company, and has such knowledge and experience in financial business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

f)	The Lender is purchasing the Securities without being furnished any offering literature or prospectus.

g)
The Lender has been afforded the opportunity to ask questions of, and receive answers from, the Company’s management and board of directors about the business and affairs of the Company and concerning the terms and conditions of the offering of the Securities, and to obtain any additional information, to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information otherwise obtained by or furnished to the Lender in connection with the offering of the Securities. The Lender agrees that the Company has furnished to the Lender all information which the Lender considered necessary to form a decision concerning the purchase of the Securities, and no valid request to the Company by the Lender for information of any kind about the Company has been refused or denied by the Company or remains unfulfilled as of the date hereof.

h)
The Lender recognizes that the Securities have not been registered under the Securities Act, nor under the securities laws of any state or foreign country and, therefore, cannot be resold unless resale of the Securities is registered under the Securities Act or unless an exemption from registration is available; no public agency has passed upon the accuracy or adequacy of the information contained in herein or the fairness of the terms of the offering; the Lender may not sell the Securities without registering them under the Securities Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale.

i)
The Securities being acquired by Lender are being acquired for the Lender’s own account and for the purpose of investment and not with a view to, or in connection with, the resale, transfer or other distribution thereof in violation of the Securities Act, nor with any present intention of so reselling, transferring or distributing the Securities. Any sale, transfer or other disposition of the Securities will be made only if such Securities are registered under the Securities Act, or the sale is made in compliance with an exemption under the Securities Act, or the rules thereunder, and any applicable state securities laws.

j)	The Lender understands and acknowledges that the Lender has no right to require registration of resale of the Securities purchased hereby under the Securities Act or under any state securities laws.

k)
The Lender is an “Accredited Investor” within the meaning of Regulation D promulgated under the Securities Act. An Accredited Investor shall mean any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the Securities to that person:

(1)
Any bank as defined in section 3(a)(2) of the Securities Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in an individual or fiduciary capacity; brokers and dealers registered under Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; a Small Business Investment Company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000;

(2)	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(3)
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets of more than $5,000,000;

(4)	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5)	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(6)
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same level in the current year;

(7)
Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

(8)	Any entity in which all of the equity owners are Accredited Lenders.
l)
The Lender recognizes that the total amount of funds tendered to purchase the Securities is placed at the risk of the business and may be completely lost. The Lender understands that there can be no assurance of profitable operations and that the acquisition of the Securities as an investment involves substantial risks.

m)
The Lender realizes that the Securities cannot readily be sold, that it may not be possible to sell or dispose of the Securities and therefore the Securities must not be purchased unless the Lender has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Lender can provide for current needs and possible personal contingencies.

n)
The Lender confirms and represents that the Lender is able (i) to bear the economic risk of Lender’s investment, (ii) to hold the Securities for an indefinite period of time, and (iii) to afford a complete loss of the Lender’s investment. The Lender also represents that the Lender has (i) adequate means of providing for the Lender’s current needs and possible personal contingencies, and (ii) no need for liquidity in this particular investment.

o)
The Lender understands that there are substantial restrictions on the transferability of the component parts of the Securities and that any certificate or other document evidencing the component parts of the Securities will have substantially the following restrictive legend thereon:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

p)
In subscribing for the Securities, the Lender is relying solely upon independent investigation and has carefully considered the Company’s business, prospects, operations and financial condition and has, to the extent the Lender believes such discussion necessary, discussed with the Lender’s professional legal, tax and financial advisors and the Lender’s other representative(s), if any, the suitability of an investment in the Company for the Lender’s particular tax and financial situation and the Lender and the Lender’s advisors or the Lender’s other representative(s), if any, have determined that the investment is a suitable investment for the Lender.

q)
The Lender is familiar with the terms, risks and merits of an investment in the Company through the subscription for the purchase of the Securities. The Lender has been presented with and has acted upon the opportunity to ask questions and receive answers from the Company relating to the terms and conditions of the offering in order to obtain any additional information necessary to verify the accuracy of the information made available to Lender.

r)
The Lender has not become aware of the offering of the Securities by any form of general solicitation or advertising, including, but not limited to advertisements, articles, notices or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

s)
The Lender is a bona fide resident of the state set forth as his, her or its “residence address” in this Agreement, and that (i) if a corporation, partnership, trust, or other form of business organization, it has its principal office within such state; (ii) if an individual, he or she has his or her principal residence in such state; and (iii) if a corporation, partnership, trust, or other form of business organization which was organized for the specific purpose of acquiring the Securities, all of its beneficial owners are residents of such state. The Lender’s “residence address” is 4207 East St. Joseph way, Phoenix, AZ 85018.

Section 7. Company Warranties, Representations and Covenants. The Company represents, warrants and covenants to the Lender, effective as of the date of this Agreement and at Closing, as follows:
a)
The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its business as now conducted, and to own and operate the properties and assets now owned and operated by it. Borrower’s corporate office address and principal place of business is 1620 Beacon Place, Oxnard, CA 93033.

b)
The issuance of the Securities has been duly authorized by all necessary corporate action of the Company and does not conflict with the terms of the bylaws, certificate of incorporation or material agreements of the Company.

c)
The Common Stock of the Company is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “EXCHANGE ACT”), and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act. To the Company’s knowledge, each of the Company’s filings with the SEC (as defined below), was, on the date it was filed, complete and accurate in all material respects, and did not contain any material misstatement or omit to state any facts that are material to the operations or financial results of the Company, as of the date made. For purposes hereof, the “SEC Filings” shall mean the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 as filed with the SEC and the Company’s Quarterly Reports filed on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010, September 30, 2010 each as filed with the SEC.

d)
The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock with a par value of $0.0001, of which 124,187,740 shares were issued and outstanding as of the date of this Agreement. The shares of Common Stock when issued will be duly authorized, validly issued, fully paid and non-assessable. No shares of Common Stock or any other security of the Company are entitled to preemptive rights except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities, the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws and no holder of such securities has a right of rescission or claim for damages with respect thereto.

e)
Except as set forth on Exhibit C attached hereto, there are no outstanding (or authorized and reserved for issuance) (i) options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments for the purchase or acquisition from the Company of any of its securities; or (ii) stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company.

f)
The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, including the issuance of the Securities, does not conflict with or violate any agreements of the Company nor is the Company restricted or prevented by any covenant, condition or restriction from entering into this Agreement and consummating the transactions contemplated by this Agreement.

g)
As of the date of this Agreement, the security interest to be granted to Lender shall be junior and subordinate only to the rights granted by (i) that Secured Promissory Note Purchase Agreement, dated October 1, 2008 and attached hereto as Exhibit D, (ii) that Security Agreement, dated October 1, 2008 and attached hereto as Exhibit E, and (iii) those Senior Secured Convertible Promissory Notes, as amended, in the total principal amount of $1,075,000 issued by Obligor pursuant to such Secured Promissory Note Purchase Agreement, one example of which is attached hereto as Exhibit F, (collectively, all such documents referenced in (i), (ii) and (iii) above hereinafter referred to as the “Senior Notes”). Except for the Senior Notes, the Note shall be senior to all other indebtedness of Obligor. The foregoing are collectively referred to as the “Senior Debt”. As of the date of this Agreement the total Senior Debt outstanding is $1,075,000 plus accrued interest as itemized on Exhibit G. There are no defaults or other past due obligations with respect to the Senior Debt.

h)
Except as disclosed in the SEC Filings, neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, acquired or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s or its subsidiaries’ respective businesses since December 31, 2010.

i)
Except for the Senior Debt, each of the Company and the subsidiaries has good and marketable title to all of its assets, including its intellectual properties, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances of any nature whatsoever.

j)
There is no action, suit, claim, investigation, arbitration, alternative dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or any of the other transaction documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation, arbitration, alternative dispute resolution proceeding, or other proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary or any officers or directors of the Company or subsidiary in their capacities as such, either individually or in the aggregate.

k)
The business of the Company and the subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances. The Company and each of its subsidiaries have all franchises, permits, licenses, consent and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by.

l)
The Company and each of the subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current taxes and other charges to which the Company or any subsidiary is subject and which are not currently due and payable. None of the federal income tax returns of the Company or any subsidiary have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

m)
The Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders’ structuring fees, financial advisory fees or other similar fees in connection with this Agreement.

n)
To the best of the Company’s knowledge, neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Lender by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or herein, in the light of the circumstances under which they were made herein or therein, not misleading.

o)
The records and documents of the Company and its subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any subsidiary. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

p)
The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Notes, the Conversion Shares hereunder. Neither the Company nor anyone acting on its behalf directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws.

q)
Except for the filing of any notice prior or subsequent to the Closing that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), no authorizations, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Note or for the performance by the Company of its obligations under the this Agreement.

r)
The Company, if required, shall notify the SEC in accordance with their rules and regulations, of the transactions contemplated by this Agreement and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers, or their respective subsequent holders.

s)	The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders.

t)
The Company shall keep and cause each subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for reach fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business hall be made.

u)
The Company, upon request by the Lender, shall furnish one (1) copy of the following, to Lender in a timely manner: (a) Quarterly Reports filed with the Commission on Form 10-QSB as soon as available, and in any event within fifty-one (51) days after the end of each of the first three (3) fiscal quarters of the Company; (b) Annual Reports filed with the Commission on Form 10-KSB as soon as available, and in any event within one hundred six (106) days after the end of each fiscal year of the Company; and (c) Copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings, that are provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock; and (d) copies of any notice of default received with respect to the Senior Debt.

v)
The Company shall not amend or waive any provisions of the Articles or Bylaws of the Company in any way that would adversely affect the exercise rights, voting rights, prepayment rights or redemption rights of the Lender provided, however, that the Company shall not be prohibited from amending its Articles to increase its authorized capital stock.

w)	The Company shall not enter into any agreement in which the terms of such agreement would restrict to impair the right or ability to perform of the Company or any subsidiary under this Agreement.

x)
So long as the Note remain outstanding, neither the Company nor any subsidiary shall sell, transfer or otherwise dispose of any material amount of its properties, assets and rights including, without limitation, its intellectual property, to any person except for sales in the ordinary course of business, without the prior written consent of the Lender.

Section 8. Indemnification. It is acknowledged that the meaning and legal consequences of the representations, covenants and warranties contained in this Agreement are understood and the Company hereby agrees to indemnify and hold harmless the Lender and each trustee, beneficiary, officer and director thereof and their respective successors, _______________ agents, attorneys and advisors, from and against any and all loss, damage and liability due to or arising out of a breach of any of the representations, covenants and warranties made in this Agreement by the Company. The representations, covenants and warranties contained herein are intended to and shall survive delivery of this Agreement, and the completion of the transaction set forth herein. All such representations, covenants and warranties shall terminate at the close of business on the one year anniversary of the Closing Date.

Section 9. Conditions to Closing.
a)	The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met, to the extent not waived by the Company in writing:
(1)	the representations and warranties of the Lender set out in this Agreement shall be true and correct in all respects when made and on the Closing Date;

(2)	the Lender shall have performed all obligations, covenants and agreements of the Lender required to be performed at or prior to the Closing Date;

(3)	the Company shall have received the additional loan funds in the amount of $400,000 in immediately available funds;

(4)	the Lender shall have executed and delivered the Note to the Company;

(5)	the Lender shall have executed and delivered this Agreement to the Company; and

(6)
the Lender shall have delivered to the Company such other documents or instruments as the Company reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

b)	The obligations of Lender hereunder in connection with the Closing are subject to the following conditions being met to the extent not waived by the Lender in writing:
(1)	the representations and warranties of the Company set out in this Agreement shall be true and correct in all respects when made and on the Closing Date;

(2)	the Company shall have performed all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date;

(3)	the Company shall have executed and delivered the Note to the Lender;

(4)	the Company shall have executed and delivered the Agreement to the Lender;

(5)	The Company shall have executed and delivered this Security Agreement to the Lender;

(6)
the Company shall have delivered to the Lender such other documents or instruments as the Lender reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

Section 10. Termination.
a)	This Agreement may be terminated at any time prior to the Closing:
(1)	by the mutual written consent of the Company and the Lender;

(2)
by either the Company or the Lender upon written notice to the other, in the event the other party (the “Breaching Party”) has materially breached its representations, warranties or covenants contained in this Agreement and failed to cure such breach within ten (10) days from the date of the Breaching Party’s receipt of the Termination Notice; provided, however, that the party claiming such breach (i) is not itself in material breach of its representations, warranties or covenants contained herein, (ii) promptly notifies the Breaching Party in writing of its intention to exercise its rights under this Agreement as a result of the breach (the “Termination Notice”); and (iii) specifies in such Termination Notice the representation, warranty or covenant of which the Breaching Party is allegedly in material breach; or

(3)	by either the Company, on the one hand, or the Lender, on the other hand, immediately upon written notice to the other party if the Closing shall not have occurred on or before March 8, 2011.
b)
In the event of termination of this Agreement in accordance with this Agreement, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except that nothing herein shall relieve any party hereto from liability for any willful breach of any provision hereof.

Section 11. Miscellaneous.
a)
Entire Agreement. This Agreement and the Note contain the entire agreement between the parties relating to the subject matter herein and supersedes all previous oral statements and other writings with respect thereto.

b)	Amendment. This Agreement may not be modified or amended without the prior written consent of the parties hereto.

c)
Waiver. No failure or delay on the part of either party in exercising any right hereunder shall operate as a waiver; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other rights. No waiver of any such right or amendment hereof shall be effective unless given in writing. No waiver of any such right shall be deemed a waiver of any other right hereunder.

d)	Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

e)	Severability. If any provision hereof shall be held to be void, illegal or unenforceable it shall be deemed severable from the remaining provisions hereof which shall remain in full force and effect.

f)
Notices. Any notice to be given hereunder shall be given (except as otherwise expressly set forth herein) by registered prepaid mail, air courier service or by fax or may be delivered by hand and shall be deemed to have been received, if given by registered prepaid mail, seven days after posting; if given by fax, on receipt of the fax confirmation; and if delivered by hand or by air courier, at the time of such delivery, if to Lender at 4207 East St. Joseph Way, Phoenix, AZ 85018, and if to the Company at HealthSport, Inc. 1620 Beacon Place, Oxnard, California 93033, Attention: Chief Financial Officer.

g)	Governing Law; Jurisdiction.

THIS AGREEMENT AND THE OBLIGATIONS OF THE PARTIES HEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. THE VENUE FOR ANY ACTION BROUGHT TO ENFORCE THIS AGREEMENT SHALL LIE EXCLUSIVELY IN MARICOPA COUNTY, ARIZONA.

Each party hereto knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this Agreement. Each party is hereby authorized to submit, as conclusive evidence of such waiver of jury trial, this Agreement to a court that has jurisdiction over the subject matter of such litigation and the parties to this Agreement.

h)
Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

i)
Attorneys’ Fees and Costs. A prevailing party in any action relating to the enforcement of this Note shall be entitled to recover its reasonable attorneys’ fees and other costs incurred in connection with such action.

j)	Time of the Essence. Time is of the essence in the performance of the parties’ duties and obligations under this Agreement.

k)	Cooperation. The parties shall cooperate in the execution and delivery of such other documents as may be necessary to accomplish the transaction contemplated by this Agreement.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Lender and the Company have caused this Loan Agreement to be executed effective as of the date and year first above written.

DONALD N. and SHARON L. RASKIN, as Trustee of the RASKIN FAMILY TRUST, u/t/a dated January 18, 2008, if and as amended, DONALD N. RASKIN and SHARON L. RASKIN, as Settlors, and all successor trustees, individuals residing in the State of Arizona, or his registered assigns

By:
Donald N. Raskin
Trustee

HEALTHSPORT, INC.
By:
Kevin Taheri
Chief Executive Officer

[Signature page to Loan Agreement]